Exhibit 10.25

AMENDMENT NUMBER ONE TO THE
LOWE’S COMPANIES, INC. DEFERRED COMPENSATION PROGRAM

This Amendment Number One to the Lowe’s Companies, Inc. Deferred Compensation Program (the “Program”) is adopted by Lowe’s Companies, Inc. (the “Company”) effective as of the date set forth below.

W I T N E S S E T H:

WHEREAS, the Company currently maintains the Program as Exhibit 1 to the Lowe’s Companies, Inc. 1997 and 2001 Incentive Plans (collectively, the “Plans”); and

WHEREAS, under Section 13 of the Program, the Company may amend the Program at any time; and

WHEREAS, under Section 409A of the Internal Revenue Code (“Code”), the Program may no longer permit the deferral of nonqualified stock option gain in the manner currently provided under the Program and defer taxation on such gain following exercise of a stock option granted under the Plans; and

WHEREAS, in order to bring the Program into compliance with the provisions of Code Section 409A, the Company wishes to amend the Program to eliminate the ability to defer the receipt of nonqualified stock option gain; and

WHEREAS, it is the Company’s intent that this amendment not be considered a “material modification” of the Program under Code Section 885(d)(2)(B) and that amounts deferred under the Program in taxable years beginning before January 1, 2005 not be subject to the provisions of Code Section 409A, Notice 2005-1 or any other guidance or regulations issued under Code Section 409A;

NOW, THEREFORE, effective as of January 1, 2005, the Company hereby amends the second sentence of Section 4(b) of the Program (Exhibit 1 of each of the Plans) to read as follows:

“Under the Deferral Election Form or Forms for a single Deferral Year, an Eligible Employee may elect on or before the Election Date to defer the receipt of all or part of his (i) Stock Awards that may vest during or after the Deferral Year (specifying 100 or more whole shares subject to the election); (ii) Performance Share awards that may be earned during or after the Deferral Year (specifying 100 or more whole shares subject to the election); or (iii) Nonqualified Option Gain (specifying the Option, and 100 or more whole shares of Common Stock subject to the election); provided however, effective for Deferral Years beginning on and after January 1, 2006, an Eligible Employee may not elect on a Deferral Election Form or otherwise to defer the receipt of all or part of any such Stock Awards, Performance Share awards or Nonqualified Stock Option Gain.”

IN WITNESS HEREOF, the Company has adopted this Amendment Number One to the Program effective as of January 1, 2005.

LOWE’S COMPANIES, INC.

By: ____________________________________

Title: ___________________________________

Date: ___________________________________